UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2016

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

Atlantic Tele-Network, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 21, 2016, ATN International, Inc. (the “Company”) changed its name from “Atlantic Tele-Network, Inc.” to “ATN International, Inc.” by filing a certificate of amendment (the “Certificate of Amendment”) to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Company’s common stock will continue to trade on the Nasdaq Global Select Market under the symbol “ATNI”.  Effective June 21, 2016, the Company also amended and restated its By-laws to reflect the change to the Company’s name. The Certificate of Amendment and Amended and Restated By-laws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

On June 21, 2016, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the matters voted upon by the stockholders at the Annual Meeting, each of which are described in detail in the Company’s definitive revised proxy statement filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”), and the final voting results for each matter are set forth below.

Proposal 1. Stockholders elected the nominees identified below as directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified, subject to their earlier retirement, resignation or removal. The voting results for each nominee were as follows:

	Number of Shares Voted For	Number of Shares Withheld	Number of Broker Non- Votes
Martin L. Budd	12,023,867	513,705	2,999,914
Bernard J. Bulkin	12,417,237	120,335	2,999,914
Michael T. Flynn	12,231,731	305,841	2,999,914
Liane J. Pelletier	11,124,678	1,412,894	2,999,914
Cornelius B. Prior, Jr.	12,057,094	480,478	2,999,914
Michael T. Prior	12,416,970	120,602	2,999,914
Charles J. Roesslein	12,400,323	137,249	2,999,914

Proposal 2. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2016. The voting results for the proposal were as follows:

For	Against	Abstain
15,296,193	73,669	9,319

Item 8.01              Other Events.

On June 21, 2016, the Company issued a press release announcing the change of its name to ATN International, Inc. A copy of the press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)                                 Exhibits.

3.1                               Certificate of Amendment to the Company’s Restated Certificate of Incorporation, filed June 10, 2016 and effective June 21, 2016.

3.2                               Amended and Restated By-Laws, effective as of June 21, 2016.

99.1                        Press Release of the Company, dated June 21, 2016.

*              *              *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: June 27, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of the Company’s Restated Certificate of Incorporation, filed June 10, 2016 and effective June 21, 2016.

3.2	Amended and Restated By-Laws, effective June 21, 2016.

99.1	Press Release of the Company, dated June 21, 2016.